UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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PULSE BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

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PULSE BIOSCIENCES, INC.

849 Mitten Rd # 104,

Burlingame, CA 94010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. Pacific Time on May 16, 2017

Dear Pulse Biosciences, Inc. Stockholder:

You are cordially invited to attend our 2017 annual meeting of stockholders (the “Annual Meeting”), which will be held on May 16, 2017 at 8:00 a.m. Pacific Time at the Company’s future headquarters facility located at 3957 Point Eden Way, Hayward, California 94545 During the Annual Meeting, stockholders will be asked to vote on the following proposals, as more fully described in the accompanying proxy statement:

1.

To elect six directors from the nominees named in the accompanying proxy statement to hold office until our 2018 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2.	To approve the adoption of Pulse Biosciences, Inc. 2017 Equity Incentive Plan;
3.	To approve the adoption of Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan;
4.	To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 3, 2017 as the record date for the Annual Meeting.  Only stockholders of record on April 3, 2017 are entitled to notice of and to vote at the Annual Meeting.  It is important that your shares are represented and voted at the Annual Meeting.  For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

Thank you for your continued support of Pulse Biosciences.

By Order of the Board of Directors,

Darrin R. Uecker

President and Chief Executive Officer

Burlingame, California

April 18, 2017

PULSE BIOSCIENCES, INC.

_______________________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. on May 16, 2017

_______________________

GENERAL INFORMATION

We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation by our Board of Directors for use at our 2017 annual meeting of stockholders (the “Annual Meeting”).  The Annual Meeting will be at held at the offices of the Company’s future headquarters facility located at 3957 Point Eden Way, Hayward, California 94545 on May 16, 2017 at 8:00 a.m. Pacific Time.  This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.  As used herein, “we,” “us,” “our,” “Pulse Biosciences,” or the “Company” refers to Pulse Biosciences, Inc., a Nevada corporation.

This Proxy Statement and the accompanying proxy card or voting instruction form will first be made available to our stockholders on or about April 18, 2017.  See the section titled, “Fiscal Year 2016 Annual Report and SEC Filings” for information on accessing our 2016 Annual Report to Stockholders.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement.  You should read this entire Proxy Statement carefully.  Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet. We have designated Darrin Uecker and Brian Dow to serve as proxies for the annual meeting.

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

Proposal 1: To elect six directors from the nominees named in this Proxy Statement to hold office until our 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to earlier resignation or removal;

Proposal 2: To approve the Pulse Biosciences, Inc. 2017 Equity Incentive Plan;

Proposal 3: To approve the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan; and

Proposal 4: To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	“FOR” the election of the six directors nominated by our Board of Directors and named in this proxy statement;
•	“FOR” approval of the Pulse Biosciences, Inc. 2017 Equity Incentive Plan;
•	“FOR” approval of the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan; and
•	“FOR” ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters.  The persons named on the proxy card intend to vote the proxy in accordance with their best judgment.  Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting.  We are not currently aware of any other matters that may properly be presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 3, 2017, which we refer to as the record date, may vote at the Annual Meeting.  Each stockholder is entitled to one vote for each share of our common stock held as of the record date.  In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. Stockholders are not permitted to cumulate votes with respect to the election of directors.

A complete list of these stockholders will be available at our corporate offices at 849 Mitten Road, Suite 104, Burlingame, California 94010 during regular business hours for ten days prior to the Annual Meeting.  This list also will be available during the Annual Meeting at the meeting location.  A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record.  You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Corporate Stock Transfer, Inc., our transfer agent. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owner.  You are a beneficial owner if at the close of business on the record date your shares were held by a brokerage firm, bank or other nominee and not in your name.  Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.”  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides.  However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please see “What if I do not specify how my shares are to be voted?” for more information.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

If you are a stockholder of record, you do not need to do anything in advance to attend or vote at the Annual Meeting in person.  In order to enter the Annual Meeting, you must present valid government photo identification, such as a driver’s license or passport, as well as proof of share ownership.  If you are a beneficial owner, you must bring a legal proxy from the organization that holds your shares in order to vote your shares at the Annual Meeting in person.  Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting.  Photography and video are prohibited at the Annual Meeting.  Please allow ample time for check-in.

How do I vote and what are the voting deadlines?

Stockholders of Record.    If you are a stockholder of record, there are several ways for you to vote your shares:

•

By mail.  If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope.  Sign your name exactly as it appears on the proxy card.  Your completed, signed and dated proxy card must be received prior to the Annual Meeting.

•

By telephone or via the Internet.  You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy card.  We recommend that you have your proxy car in hand when voting by telephone or via the Internet.  If you vote by telephone or via the Internet, you do not need to return a proxy card by mail.  Internet and telephone voting are available 24 hours a day.  Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on May 15, 2017.

•

In person at the Annual Meeting.  You may vote your shares in person at the Annual Meeting.  Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial Owners.  If you are a beneficial owner of your shares, you will receive voting instructions from the broker, bank or other nominee holding your shares.  You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or other nominee on how to vote your shares.  The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee.  Shares held beneficially may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee giving you the right to vote the shares.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record.  If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual meeting by:

•	Signing and returning a new proxy card with a later date;
•	Entering a new vote by telephone or via the Internet by 11:59 p.m. Eastern Time on May 15, 2017;
•	Delivering a written revocation to our Corporate Secretary at Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame CA 94010 by 8:00 p.m. Eastern Time on May 15, 2017; or
•	Attending the Annual Meeting and voting in person.

Beneficial Owners.  If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions on changing your vote.

What if I do not specify how my shares are to be voted?

Stockholders of Record.  If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of the six directors nominated by our Board of Directors and named in this Proxy Statement a for a one-year term and until their successors are duly elected;
•	“FOR” the approval of the Pulse Biosciences, Inc. 2017 Equity Incentive Plan;
•	“FOR” the approval of the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan; and
•	“FOR” the ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	In the discretion of the named proxies regarding any other matters properly presented for vote at the Annual Meeting.

Beneficial Owners.  If you are a beneficial owner and you do not provide your broker, bank or other nominee with voting instructions, your broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Under the rules of The NASDAQ Stock Market, brokers, banks and other nominees do not have discretion to vote on non-routine matters such as Proposal 1, Proposal 2 and Proposal 3 absent direction from you.  Therefore, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may not vote your shares on Proposal 1, Proposal 2 or Proposal 3.

What constitutes a quorum, and why is a quorum required?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our bylaws and Nevada law.  The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.  As of the close of business on the record date April 3, 2017, we had 14,175,299 shares of common stock outstanding and entitled to vote at the Annual Meeting, meaning that 7,087,650 shares of common stock must be represented in person or by proxy to constitute a quorum.

Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting.  Abstentions and broker non-votes will also count towards the quorum requirement.  If there is not a quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What is the effect of a broker non-vote?

Brokers, banks or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting.  A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.  Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal.  Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 2, Proposal 3 and Proposal 4).

What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Election of directors	Plurality of votes cast	No
Proposal 2: Approval of the Pulse Biosciences, Inc. 2017 Equity Incentive Plan	Majority of the shares entitled to vote and present in person or represented by proxy	No
Proposal 3: Approval of the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan	Majority of the shares entitled to vote and present in person or represented by proxy	No
Proposal 4: Ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017	Majority of the shares entitled to vote and present in person or represented by proxy	Yes

With respect to Proposal 1, you may vote FOR or AGAINST any of the nominees for election as a director, or you may ABSTAIN from voting on any nominee.  The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved.  “Plurality” means that the nominees who receive the largest number of FOR votes are elected as directors. As a result, any shares not voted FOR a particular nominee (whether as a result of a vote AGAINST, a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

With respect to Proposal 2, you may vote FOR, AGAINST or ABSTAIN.  If you ABSTAIN from voting on this proposal, the abstention will have the same effect as a vote AGAINST Proposal 2.

With respect to Proposal 3, you may vote FOR, AGAINST or ABSTAIN.  If you ABSTAIN from voting on this proposal, the abstention will have the same effect as a vote AGAINST Proposal 3.

With respect to Proposal 4, you may vote FOR, AGAINST or ABSTAIN.  If you ABSTAIN from voting on this proposal, the abstention will have the same effect as a vote AGAINST Proposal 4.

Who will count the votes?

Broadridge Financial Solutions, Inc. has been engaged to receive and tabulate stockholder votes.  Broadridge will separately tabulate FOR, AGAINST and WITHHOLD votes, abstentions, and broker non-votes.  Broadridge will also certify the election results and perform any other acts required by the Nevada General Corporation Law.

Who is paying for the costs of this proxy solicitation?

We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials.  Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet by our personnel who will not receive additional compensation for such solicitation.  In addition, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to stockholders.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting.  Final results also will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the Annual Meeting.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders.  This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders.  Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies.  Any stockholders who object to or wish to begin householding may notify our Investor Relations Department at ir@pulsebiosciences.com or Investor Relations, Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, CA 94010.

Beneficial owners may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for 2018 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2018 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is December 19, 2017 except as may otherwise be provided in Rule 14a-8.  All such proposals must be in writing and received by our Corporate Secretary at Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, CA 94010 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2018 annual meeting of stockholders.  Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Notice Procedure for 2018 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time.  For the 2018 annual meeting of stockholders, a stockholder notice must be received by our Corporate Secretary at Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, CA 94010, not less than 10 nor more than 60 days prior to meeting, except as otherwise required by statute.  Please refer to the full text of our Bylaw provisions for additional information and requirements.

CORPORATE GOVERNANCE

Overview

The Board of Directors oversees our Chief Executive Officer and other senior management in the competent and ethical operation of our business and affairs and assures that the long-term interests of the stockholders are being served.

Board Leadership Structure

Our Board believes that the roles of Chairman and Chief Executive Officer may be filled by the same or different individuals.  This allows the Board of Directors flexibility to determine whether the two roles should be combined or separated based upon the needs of the Company and the Board of Director’s assessment of our leadership from time to time.  The Board of Directors believes that, at this time, it is in the best interests of our Company and our stockholders for Darrin R. Uecker to serve as our President and Chief Executive Officer and Robert M. Levande to serve as Chairman of the Board.

Our Board of Directors has determined that the separation of the roles of Chairman of the Board and Chief Executive Officer is appropriate at this time as it allows our Chief Executive Officer to focus primarily on management responsibilities and corporate strategy, while allowing our Chairman to focus on leadership of the Board, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer.  The Chairman of the Board presides over all Board meetings and works with the Chief Executive Officer to develop agendas for Board meetings.  He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board.

The Board of Directors has not appointed a Lead Independent director.  In the absence of the Chairman at a meeting of the Board, Mr. Uecker presides over the meeting, whereas during executive sessions of the independent directors, an independent director in attendance presides over the meeting and provides feedback from the executive session to the Chairman, Chief Executive Officer and other senior management.

The Board’s Role in Risk Oversight

Our management has day-to-day responsibility for identifying risks facing us, including implementing suitable mitigating processes and controls, assessing risks in relation to Company strategies and objectives, and appropriately managing risks in a manner that serves the best interests of the Company, our stockholders, and other stakeholders.  Our Board of Directors is responsible for ensuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and assisting management in addressing specific risks.

Generally, various committees of our Board of Directors oversee risks associated with their respective areas of responsibility and expertise.  For example, our Audit Committee oversees, reviews and discusses with management and the independent auditor risks associated with our internal controls and procedures for financial reporting and the steps management has taken to monitor and mitigate those exposures; our Audit Committee also oversees the management of other risks, including those associated with credit risk, compliance with the United States Foreign Corrupt Practices Act of 1977 and cybersecurity.  Our Compensation Committee oversees the management of risks associated with our compensation policies, plans and practices.  Our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence and Board of Directors composition and organization.  Management and other employees report to the Board of Directors and/or relevant committee from time to time on risk-related issues.

Director Independence

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of

Messrs. Levinson and Thaure and Drs. Greenberg and Zanganeh, representing four of our six directors has or has had a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of The NASDAQ Stock Market.

Our Board of Directors also determined that Messrs. Greenberg, Levinson, and Thaure, who comprise our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable SEC rules, including Rule 10A-3 of the Exchange Act, and the rules of The NASDAQ Stock Market.  In making this determination, our Board of Directors considered the relationships that each non-employee director has or has had with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

The Board of Directors believes that the independence of the Board members satisfies the independence standards established by applicable SEC rules and the rules of The NASDAQ Stock Market.

Director Nominations

Candidates for nomination to our Board of Directors are selected by the Nominating and Corporate Governance Committee in accordance with the committee’s charter, and our Certificate of Incorporation and Bylaws.  The Nominating and Corporate Governance Committee will evaluate all candidates in the same manner and using the same criteria, regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees.  The Nominating and Corporate Governance Committee considers factors such as character, integrity, judgment, diversity of experience (including age, gender, international background, race and professional experience), independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like.  The Nominating and Corporate Governance Committee considers the following minimum qualifications to be satisfied by any nominee to the Board of Directors: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board of Directors; the ability to assist and support management and make significant contributions to the Company’s success; and an understanding of the fiduciary responsibilities that is required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Based on the Nominating and Corporate Governance Committee’s recommendation, the Board of Directors selects director nominees and recommends them for election by our stockholders, and also fills any vacancies that may arise between annual meetings of stockholders.

The Nominating and Corporate Governance Committee will consider director candidates who are timely proposed by our stockholders in accordance with our Bylaws and other procedures established from time to time by the Nominating and Corporate Governance Committee.

If you would like the Nominating and Corporate Governance Committee to consider a prospective director candidate, please follow the procedures in our Bylaws and submit the candidate’s name and qualifications to: Corporate Secretary, Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, CA 94010.

Code of Business Conduct and Ethics

We have adopted a code of business conduct that is applicable to all of our employees, officers, and directors.  Our code of business conduct is available on the Investor Relations page of our website at www.pulsebiosciences.com under “Corporate Governance.”  We will post amendments to or waivers of our code of business conduct on the same website.

Communication with the Board of Directors

Any stockholder communication with our Board of Directors or individual directors should be directed to Pulse Biosciences, Inc., c/o Corporate Secretary, 849 Mitten Road, Suite 104, Burlingame, CA 94010.  The Corporate Secretary will forward these communications, as appropriate, directly to the director(s).  The independent directors of the Board of Directors review and approve the stockholder communication process periodically in an effort to enable an effective method by which stockholders can communicate with the Board of Directors.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Board and Committee Meetings

Our Board of Directors and its committees meet throughout the year on a set schedule, hold special meetings as needed, and act by written consent from time to time.  During fiscal year 2016, our Board of Directors held six meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

The names of the nominees and directors, their ages as of December 31, 2016 and certain other information about them are set forth below:

Name	Age	Position
Darrin R. Uecker	51	President and Chief Executive Officer and Directors
Robert M. Levande	67	Chairman of the Board of Directors
Robert J. Greenberg, M.D., Ph.D.	48	Director
Mitchell E. Levinson	57	Director
Thierry B. Thaure	54	Director
Maky Zanganeh, D.D.S.(1)	46	Director

(1)	Dr. Zanganeh was appointed to the Board of Directors on February 9, 2017.

The principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board of Directors to conclude that they should serve on the Board of Directors, are described below.  There are no family relationships among any of our directors or executive officers.

Darrin R. Uecker has been our Chief Executive Officer and President and a director since September 2015.  Mr. Uecker has over 20 years of experience in the medical device field.  From January 2014 to September 2015, Mr. Uecker was the President and Chief Operating Officer of Progyny, Inc., a company that developed EevaTM, the world’s first automated time-lapse system for embryo selection during in-vitro fertilization.  From June 2009 to January 2014, Mr. Uecker was the Chief Executive Officer and President and a Director of Gynesonics, Inc., a company that developed a novel medical device for the treatment of symptomatic uterine fibroids using ultrasound guided radiofrequency ablation.  Prior to that, Mr. Uecker served in a variety of executive level roles, including as a Senior Vice President at CyperHeart, Inc. (June 2008 to June 2009), a company that developed an external beam radiation platform for the treatment of heart arrhythmias, a Senior Vice President at Conceptus, Inc. (May 2007 to June 2008), and as Chief Technology Officer at RITA Medical Systems, Inc. (January 2004 to January 2007), a medical device oncology company focused on ablative therapies.  Mr. Uecker holds a M.S. degree in Electrical and Computer Engineering from the University of California at Santa Barbara.  Mr. Uecker was appointed as a director due to his practical experience and leadership in technical, research and development gained in leadership roles with life science companies developing technologies.

Robert M. Levande has been a member of our Board of Directors since May 2014 and Chairman of our Board of Directors since July 2015.  Mr. Levande is one of our co-founders and a former officer of the Company.  Mr. Levande is a senior managing director at MDB Capital Group, LLC, which he joined in 2003.  Prior to joining MDB Capital Group, LLC, Mr. Levande was co-head of Life Sciences Corporate Finance at Gilford Securities Incorporated from December 2001 to May 2003.  Previously, he founded the Palantir Group, Inc., which specializes in providing strategic advice in business development, mergers, acquisitions, and capital raising for the medical technology industry from January 1998 until December 2001.  From 1972 through 1999, Mr. Levande held a number of executive positions of increasing responsibility with Pfizer Inc., principally in its Medical Technology Group (MTG), encompassing general management, operations, finance, marketing, and business development.  Mr. Levande’s other experience includes serving as a director of Orthovita, Inc. from May 2000 to July 2007 and being the co-founder and director of VirnetX Inc., now VirnetX Holding Corp., from 2005 to 2007.  He has been a director of theMaven, Inc. (formerly Integrated Surgical Systems) since 2008. He holds a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Columbia

University. Mr. Levande was appointed a director because of his past management experience in the medical device industry, his extensive business experience with development-stage companies, and his expertise in finance.

Robert J. Greenberg, M.D., Ph.D. has been a member of our Board of Directors since May 2015.  He served as President, Chief Executive Officer and Director of Second Sight Medical Products, Inc. from December 1998 through August 2015.  Since August 2015, he became chairman of the board at Second Sight.  Prior to the formation of Second Sight, Dr. Greenberg worked co-managing the Alfred E. Mann Foundation from April 1998 to December 1998 and since February 2007 he has been chairman of that foundation.  From 1997 to 1998, he served as lead reviewer for IDEs and 510(k)s at the Office of Device Evaluation at the United States Food and Drug Administration in the Neurological Devices Division.  In 1998, he received his medical degree from The Johns Hopkins School of Medicine.  From 1991 to 1997, Dr. Greenberg conducted pre-clinical trials demonstrating the feasibility of retinal electrical stimulation in patients with retinitis pigmentosa.  This work was done at the Wilmer Eye Institute at Johns Hopkins in Baltimore and led to the granting of his Ph.D. from the Johns Hopkins Department of Biomedical Engineering.  His undergraduate degree was in Electrical Engineering and Biomedical Engineering from Duke University.  Dr. Greenberg’s unique and extensive scientific, technical and business expertise makes him well qualified to serve on our Board of Directors.  Dr. Greenberg was appointed as a director because of his experience with another publicly trading medical device company, his experience in developing and obtaining approval of and commercializing medical devices, in the United State and abroad, and his extensive medical and scientific knowledge.

Mitchell E. Levinson has been a member of our Board of Directors since January 2015.  Mr. Levinson is currently President and Chief Executive Officer of Cerebrotech Medical Systems, a start-up medical device company he co-founded in 2010 focusing on noninvasive continuous monitoring for early detection of cerebral bleeding and edema.  Prior to 2010, Mr. Levinson was the start-up CEO for Zeltiq Aesthetics Inc. when he became its first employee in 2005, and served as its president and its Chief Executive Officer from September 2005 until September 2009.  He continued with Zeltiq as Chief Scientific Officer from September 2009 through December 2010 to help transition the company.  From March 2000 to September 2005 he served as Vice President of Research and Development of Thermage, Inc. (later renamed Solta Medical), a company engaged in cosmetic tissue tightening devices.  He is the inventor of 41 issued and numerous pending U.S. patents.  Mr. Levinson earned his BS in Mechanical Engineering from University of California at San Diego and holds an M.S in Computer Systems from the University of Phoenix.  Mr. Levinson was appointed as a director because he has over 20 years of progressive experience in product development and manufacturing engineering and he has many years of experience in medical device intellectual property, operations, clinical and regulatory strategy, commercial business development, sales training and marketing.

Thierry Thaure has been a member of our Board of Directors since June 2015.  In November 2012, he co-founded Cephea Valve Technologies, a company that has developed a percutaneous placed Mitral Valve replacement technology.  Mr. Thaure has been the Chief Executive Officer at Cephea Valve Technologies, Inc. since its creation.  Prior to Cephea, Mr. Thaure was Chief Executive Officer and a board member of Mauna Kea Technologies, Inc., a global medical device company focused on leading innovation in endomicroscopy, from June 2011 to June 2012.  Mr. Thaure previously served as the Chief Executive Officer of EndoGastric Solutions Inc. (formerly EsophyX Inc.) between 2005 and 2011.  Prior to 2005 Mr. Thaure served as the Executive Vice President of Sales and Marketing of Accuray Incorporated (2001 to 2004), Vice President for Sales and Marketing of Intuitive Surgical, Inc. (1997-2000) and he also has served in leadership roles at Origin Medsystems and Advanced Cardiovascular System, both of which became divisions of the Guidant Corporation.  Mr. Thaure started his medical device career at Bentley and Edwards Laboratories in the engineering departments, which is a part of Baxter International.  From 1995 to 1997, he served as Director for International Business of Origin Medsystems, Inc.  Mr. Thaure holds B.S. in Chemistry and Biomedical Engineering from Duke University and his M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.  Mr. Thaure was appointed as a director because of his engineering background in relation to medical devices and his long experience in executive positions with medical device companies, including in particular his marketing expertise in the medical device fields.

Mahkam “Maky” Zanganeh, D.D.S was appointed to our Board of Directors in February 2017.  Dr. Zanganeh is currently President of Zanganeh and Associates and previously served as the Chief Operating Officer of Pharmacyclics Inc. from August 2012 to September 2015, Chief of Staff and Chief Business Officer from December 2011 to July 2012 and Vice President, Business Development August 2008 to November 2011.  Prior joining Pharmacyclics Inc.,

Dr. Zanganeh served as President Director General (2007-2008) for the French government initiative bio-cluster project in France, establishing alliances and developing small life science business regionally.  From September 2003 to August 2008, Dr. Zanganeh served as Vice President of Business Development for Robert W. Duggan & Associates.  Dr. Zanganeh also served as worldwide Vice President of Training & Education (2002-2003) and President Director General for Europe, Middle East and Africa (1998-2002) for Computer Motion Inc., the world initiator of medical robotics.  Dr. Zanganeh received a DDS degree from Louis Pasteur University in Strasbourg, France and MBA from Schiller International University in France.  Dr. Zanganeh was appointed as a director because of her years of executive and operational experience in the life sciences industry.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below.  The Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee all operate under charters approved by our Board of Directors, which charters are available on the Investors Relations page of our website at www.pulsebiosciences.com under “Corporate Governance.”  Our Board of Directors from time to time establishes additional committees to address specific needs.

The following table sets forth (i) the four standing committees of the Board of Directors, the current members of each committee and the number of meetings held by each committee in fiscal year 2016:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Darrin R. Uecker
Robert M. Levande
Robert J. Greenberg, M.D., Ph.D.	X	X	X (chair)
Mitchell E. Levinson	X	X (chair)	X
Thierry Thaure	X (chair)	X	X
Maky Zanganeh, D.D.S.(1)
Number of Meetings Held During 2016	4	2	1
(1)	Dr. Zanganeh was appointed to the Board of Directors on February 9, 2017.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process and assists the Board of Directors in monitoring our financial systems and our legal and regulatory compliance.  Our Audit Committee is responsible for, among other things:

•	selecting and hiring our independent auditors;
•	appointing, compensating and overseeing the work of our independent auditors;
•	approving engagements of the independent auditors to render any audit or permissible non-audit services;
•	reviewing the qualifications and independence of the independent auditors;
•	monitoring the rotation of partners of the independent auditors on our engagement team as required by law;
•	reviewing our financial statements and critical accounting policies and estimates;
•	reviewing the adequacy and effectiveness of our internal controls over financial reporting; and

•	reviewing and discussing with management and the independent auditors the results of our annual audit, quarterly financial statements and publicly filed reports.

The members of our Audit Committee are Messrs. Thaure and Levinson and Dr. Greenberg.  Mr. Thaure serves as our Audit Committee chair.  Our Board of Directors has determined that Mr. Thaure meets the financial literacy requirements under the rules of The NASDAQ Stock Market and the SEC and that he qualifies as Audit Committee financial expert as defined under SEC rules and regulations.

Compensation Committee

Our Compensation Committee oversees our corporate compensation policies, plans and programs.  Our Compensation Committee is responsible for, among other things:

•	reviewing and recommending policies, plans and programs relating to compensation and benefits of our directors, officers and employees;
•	reviewing and recommending compensation and the corporate goals and objectives relevant to compensation of our Chief Executive Officer;
•	reviewing and approving compensation and corporate goals and objectives relevant to compensation for executive officers other than our Chief Executive Officer;
•	evaluating the performance of our executive officers in light of established goals and objectives; and
•	administering our equity compensations plans for our employees and directors.

The members of our Compensation Committee are Messrs. Levinson and Thaure and Dr. Greenberg.  Mr. Levinson serves as the chair of our Compensation Committee.  Our Board of Directors has determined that each member of our Compensation Committee is independent within the meaning of the independent director guidelines of The NASDAQ Stock Market.  We believe that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, all applicable requirements of The NASDAQ Stock Market and SEC rules and regulations.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists our Board of Directors in reviewing and recommending corporate governance policies and nominees for election to our Board of Directors.  Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	evaluating and making recommendations regarding the organization and governance of the Board of Directors and its committees;
•	assessing the performance of members of the Board of Directors and making recommendations regarding committee and chair assignments;
•	recommending desired qualifications for Board of Directors membership and conducting searches for potential members of the Board of Directors;
•	reviewing nominees for election to the Board of Directors who are recommended by security holders of our Company;
•	developing in consultation with our Board of Directors and periodically reviewing a succession plan for our Chief Executive Officer; and

•	reviewing and making recommendations with regard to our corporate governance guidelines.

The members of our Nominating and Corporate Governance Committee are Dr. Greenberg and Messrs. Levinson and Thaure.  Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of The NASDAQ Stock Market.

Director Compensation

Employee directors are not compensated for Board of Directors services in addition to their regular employee compensation.

The following table sets forth information concerning compensation paid or earned for services rendered to us by the non-employee members of our Board of Directors for the fiscal year ended December 31, 2016.  Compensation paid to Mr. Uecker is included in the section entitled, “Executive Compensation” and excluded from the table below:

Name	Fees earned or paid in cash ($)	Option Awards ($) (1)	Total ($)
Robert M. Levande	25,000	—	25,000
Robert J. Greenberg, M.D., Ph.D.	25,000	—	25,000
Mitchell E. Levinson	25,000	—	25,000
Thierry Thaure	25,000	—	25,000
Maky Zanganeh, D.D.S. (2)	—	—	—

_____________________

(1)No options awards were granted to directors during 2016

(2)Dr. Zanganeh was appointed to the Board of Directors on February 9, 2017

The aggregate number of shares subject to stock options outstanding and exercisable at December 31, 2016 for each non-employee director is as follows:

Name	Aggregate Number of Stock Options Outstanding as of December 31, 2016	Aggregate Number of Stock Options Exercisable as of December 31, 2016
Robert M. Levande	75,655	44,132
Rober J. Greenberg, M.D., Ph.D.	75,655	44,132
Mitchell E. Levinson	75,655	44,132
Thierry Thaure.	75,655	44,132
Maky Zanganeh, D.D.S. (1)	—	—

(1) Dr. Zanganeh was appointed to the Board of Directors on February 9, 2017

Our Compensation Committee consulted with the independent compensation consultant, StreeterWyatt Governance LLC, regarding our outside director compensation policy relative to prevailing market data.  Based on its review, the Compensation Committee recommended to the Board of Directors to make changes to existing cash and equity-based compensation levels.

Cash compensation:  Beginning June 1, 2017 each non-employee member of the Board of Directors will be eligible to receive the following cash compensation: (1) an annual retainer for each member of the Board of Directors of $25,000 paid in equal quarterly installments; (2) the members of our Audit, Compensation and Nominating and Corporate Governance Committees will be paid an additional annual retainer of $4,000 for their service on each committee (3) the Chairman of the Board of Directors will be paid and additional annual retainer of $18,000. During 2016, all non-employee  directors received an annual retainer of $25,000 paid quarterly for board and committee membership.  We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors.

Equity Compensation:  Each new non-employee director receives a stock option grant to purchase 45,000 shares of our common stock under the terms of the then in effect equity compensation plan.  These initial awards will vest over three years, with one-third of the shares subject to the option vesting on the one year anniversary of the date of grant, and the remaining shares vesting monthly over the following two years, provided such non-employee director continues to serve as a director through each vesting date.  In addition, each non-employee director automatically receives an annual stock option grant to purchase 15,000 shares of our common stock on the date of the annual meeting beginning on the date of the first annual meeting that is held after such non-employee director received his or her initial award, provided such non-employee director continues to serve as a director through such date.  Such annual awards vest monthly over one year, provided such non-employee director continues to serve as a director through each vesting date.

In the event of a “change in control,” the participant non-employee director will fully vest in and have the right to exercise awards as to all shares underlying such awards and all restrictions on awards will lapse, and all performance goals or other vesting criteria will be deemed achieved at 100% of target level and all other terms and conditions met, provided the non-employee director remains a director through the date of such change in control.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors has nominated Darrin R. Uecker, Robert M. Levande, Robert J. Greenberg, Thierry Thaure, and Maky Zanganeh for election at the Annual Meeting to terms expiring at the 2018 annual meeting of stockholders.  Please refer to “Board of Directors and Committees of the Board” section above for the nominees’ biographies.

The six nominees receiving the highest number of votes will be elected at the Annual Meeting.  In the event a nominee is unable or declines to serve as a director, the proxies will be voted at the Annual Meeting for any nominee who may be designated by the Board of Directors to fill the vacancy.  As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Summary information regarding our nominees is set forth below.

Name	Age	Position	Director Since
Darrin R. Uecker	51	Chief Executive Officer, Pulse Biosciences, Inc.	2015
Robert M. Levande	67	Sr. Managing Director, MDB Capital Group, LLC	2014
Robert J. Greenberg, M.D., Ph.D.	48	Chairman, Second Sight Medical Products, Inc.	2015
Mitchell E. Levinson	57	Chief Executive Officer, Cerebrotech, Inc.	2015
Thierry Thaure	54	Chief Executive Officer, Cephea, Inc.	2015
Maky Zanganeh, D.D.S.	46	President, Zanganeh and Associates	2017

There is no family relationship among any of the nominees, directors and/or any of our executive officers.  Our executive officers serve at the discretion of the Board of Directors.  Further information about our directors, is provided in the “Board of Directors and Committees of the Board” section above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR”

ALL SIX NOMINEES TO SERVE AS OUR DIRECTORS.

PROPOSAL 2: APPROVAL OF THE PULSE BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN

We are asking you to approve the Pulse Biosciences, Inc. 2017 Equity Incentive Plan, or the 2017 Plan.  Our Board of Directors has unanimously adopted, subject to stockholder approval, the 2017 Plan for employees and other service providers of the Company and its subsidiaries.  The 2017 Plan will become effective if the 2017 Plan is approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.  If our stockholders approve the 2017 Plan, the 2017 Plan will replace our 2015 Equity Incentive Plan, or the 2015 Plan, and will continue in effect until 2027 (unless earlier terminated by the 2017 Plan’s administrator, as defined below), and we will cease granting awards under the 2015 Plan once the 2017 Plan is approved by our stockholders.

In advance of the meeting we reached out and obtained verbal commitments of support for the 2017 Plan from stockholders representing 39.9% of our outstanding shares.

Reasons for Voting for Approval of the 2017 Plan

The 2017 Plan Will Allow Us to Continue Attracting and Retaining the Best Talent

The Company’s 2015 Plan, approved by stockholders while the Company was private in 2015, was established for purposes of aligning compensation of executives, directors and employees with the creation of long-term stockholder value by affording equity incentives to executives and employees of the Company.  At its inception, the 2015 Plan was intended to achieve the desired alignment in the context of a private Company.  Subsequent to that time, the growth of the Company and shares issued in connection with the Company’s initial public offering have necessitated a more lasting program to maintain the desired alignment between our compensation practices and stockholders’ interest while attracting and retaining talented executives and employees.

Our Compensation Committee and the Board of Directors have approved and are asking you to approve the 2017 Plan.  Approval of the 2017 Plan will allow the Company to continue to provide equity awards as part of the Company’s compensation program, an important tool for motivating, attracting and retaining talented employees and for creating stockholder value.  Non-approval of the 2017 Plan will compel the Company to significantly increase the cash component of employee compensation because the Company would need to replace components of compensation previously delivered in equity awards.  Replacing equity compensation with cash will lead to a greater cash compensation expense and an increase in cash usage.

The Board believes the Company’s success is due to its highly talented employee base and that future success depends on the ability to attract and retain high-caliber employees.  The Company’s operations are primarily located in Silicon Valley, where it must compete with many technology companies, including high profile start-ups, for a limited pool of talented people.  We also compete with other large medical technology companies for a limited pool of exceptional operational, regulatory, and administrative personnel.  The ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the high-quality employees it needs.

The 2017 Plan’s Initial Number of Reserved Shares and Annual Share Increase Provision Will Give the Board of Directors Maximum Flexibility to Administer the 2017 Plan and Align the Interests of Management, Employees and Stockholders

If our stockholders approve the 2017 Plan, the total number of shares of our common stock, or Shares, that will be reserved for issuance under the 2017 Plan will be equal to the sum of (i) 1,500,000 plus (ii) any Shares added to the 2017 Plan through an automatic annual increase, or “evergreen provision”, as described in the next sentence, (iii) any Shares which have been reserved but not issued pursuant to any equity awards granted under our 2015 Plan, plus (iv) any Shares subject to outstanding equity awards granted under our 2015 Plan that are added to the 2017 Plan, as described in the summary of the 2017 Plan below.  On the first day of each fiscal year starting January 1, 2018 and continuing until the termination of the 2017 Plan, the share reserve of the 2017 Plan automatically increases by the lesser of: (a) 1,200,000 Shares, (b) 4% of outstanding Shares on such date, or (c) a lesser amount determined by our Board of Directors.  We recognize that evergreen provisions which provide for an automatic annual increase in the number of shares available under a stock plan have the potential for built-in dilution to stockholder value. Therefore, to address potential stockholder concerns, we have structured the 2017 Plan’s evergreen provision to only increase the share reserve by the number of Shares necessary to meet our expected needs. We anticipate that the Shares initially reserved under the 2017 Plan and added by the evergreen provision will be enough to meet our expected needs through the 10-year term of the 2017 Plan.  Our Compensation Committee and our Board of Directors considered the following when determining the number of Shares to reserve for issuance under the 2017 Plan and the size of the annual share increase pursuant to the evergreen provision:

Number of Shares Remaining under the 2015 Plan.  As of April 4, 2017, the number of Shares that remained available for issuance under the 2015 Plan was 150,248 plus any Shares subject to outstanding equity awards granted under our 2015 Plan that return to the 2015 Plan under the 2015 Plan’s terms.  Any shares made subject to new awards granted under the 2015 Plan between April 5, 2017 and the date the Plan is approved by our stockholders will reduce the shares available for issuance under the 2017 Plan.  As of the same date, the outstanding equity awards under the 2015 Plan covered a total of 980,970 Shares, which consists solely of shares subject to outstanding options, with a weighted average exercise price of $4.45, and a weighted remaining term of 8.9 years.

Overhang.  As of April 4, 2017, 980,970 shares were subject to outstanding equity awards under our 2015 Plan and 150,248 Shares were available for future awards under our 2015 Plan.  This represents approximately 7% of the outstanding Shares as of March 31, 2017.

Forecasted Grants.  In projecting the rate, we will issue Shares under the 2017 Plan, the Compensation Committee and our Board of Directors reviewed a forecast scenarios that considered the following factors: (i) the Shares that would be available for grant under the 2017 Plan (including the estimated number of Shares to be added to the 2017 Plan from outstanding awards under the 2015 Plan and (ii) forecasted future grants.

Proxy Advisory Firm Guidelines.  The Compensation Committee and our Board of Directors considered proxy advisory firm guidelines.

If our stockholders approve the 2017 Plan, we expect that the share reserve and evergreen provision under the 2017 Plan will allow us to continue to grant equity-based compensation at levels we deem appropriate for the next several years up to the 10-year term of the 2017 Plan, and that we will not have to restructure our existing compensation programs for reasons that are not directly related to the achievement of our business objectives.  To remain competitive without equity-based compensation arrangements, it likely will be necessary to replace components of compensation previously awarded in equity with cash.  We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable, because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests.  In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and reduce our cash flow from operations, which could adversely affect our business results and could adversely affect our business strategy, including using cash flow for strategic acquisitions, research and development of innovative new products, and improvements in the quality and performance of existing products.

The 2017 Plan Gives Us the Ability to Fully Deduct Certain Performance-based Awards for Federal Income Tax Purposes

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally denies us a corporate tax deduction for annual compensation exceeding $1 million paid to our chief executive officer and other “covered employees,” as determined under Section 162(m) of the Code, or Section 162(m), and applicable guidance.  However, certain types of compensation, such as performance-based compensation, are generally excluded from this deductibility limit.

The 2017 Plan is designed to enable (but not require) us to grant equity awards that qualify as fully deductible performance-based compensation under Section 162(m) by setting limits on the size of awards that may be granted under the 2017 Plan to employees in a single year, as further described below.  If our stockholders approve the 2017 Plan, they will be approving these limits, the eligibility requirements for participation in the 2017 Plan, the performance measures upon which specific performance goals for certain awards would be based, and the other material terms necessary to grant awards under the 2017 Plan that qualify as performance-based compensation under Section 162(m).

We are not, however, required to structure equity award grants to qualify as performance-based compensation under Section 162(m), and the 2017 Plan gives our Company the flexibility to grant equity awards that do not qualify as performance-based compensation under Section 162(m).

The 2017 Plan Includes Compensation and Governance Best Practices

The 2017 Plan includes provisions that are considered best practice for compensation and corporate governance purposes.  These provisions protect our stockholders’ interests, as follows:

Administration.  The 2017 Plan will be administered by the Compensation Committee of the Board of Directors, or the Compensation Committee, which consists entirely of independent non-employee directors.

No Single-Trigger Vesting Acceleration upon a Change in Control.  Awards under the 2017 Plan granted to employees and consultants will be treated in a change in control in the manner determined by the administrator, and the terms of the 2017 Plan provide for an award to vest upon a change in control only if the award is not assumed or substituted.  For any such award that vests in whole or in part based on the achievement of performance goals or other performance-based vesting criteria, those goals or criteria will be deemed achieved at 100% of target levels.

Limited transferability.  Awards under the 2017 Plan generally may not be sold, assigned, transferred, pledged, or otherwise encumbered, unless otherwise approved by the administrator.

No Tax Gross-ups.  The 2017 Plan does not provide for any tax gross-ups.

Our executive officers and directors have an interest in the approval of the 2017 Plan because they are eligible to receive equity awards under the 2017 Plan.

Summary of the 2017 Plan A summary of the principal provisions of the 2017 Plan is set forth below.  However, this summary is not a complete description of all of the provisions of the 2017 Plan and is qualified in its entirety by the specific language of the 2017 Plan, which is attached as Appendix A to this Proxy Statement.

General

•	2017 Plan has a 10-year term;
•

The 2017 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares to eligible individuals as the plan administrator (as defined below) may determine;

•	1,500,000 Shares will be authorized for issuance pursuant to awards under the 2017 Plan;
•	Shares remaining available under the 2015 Plan will be rolled into the 2017 Plan;
•

Beginning with the 2018 Fiscal Year, there will be an annual increase, or “evergreen,” in the Shares authorized under the 2017 plan equal to the least of: (i) 1,200,000 Shares, (ii) 4% of the Company’s Common Stock outstanding at December 31 of the immediately preceding year, or (iii) such number of Shares determined by the Board of Directors; and

•	The 2017 Plan will be administered by the Compensation Committee.

Administration

Our Board of Directors has delegated administration of the 2017 Plan to the Compensation Committee.  Our Board of Directors and the Compensation Committee may further delegate administration of the 2017 Plan to any committee of our Board of Directors, or a committee of individuals satisfying applicable laws appointed by our Board of Directors in accordance with the terms of the 2017 Plan.  For purposes of this summary of the 2017 Plan, the term “administrator” will refer to our Board of Directors or any committee designated by our Board of Directors to administer the 2017 Plan.  To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.  In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m), administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m).

Subject to the terms of the 2017 Plan, the administrator has the sole discretion to select the service providers who will receive awards; to determine the terms and conditions of awards; and to approve forms of award agreements for use with the 2017 Plan; to modify or amend each award, including to accelerate vesting or waive forfeiture restrictions, and to interpret the provisions of the 2017 Plan and outstanding awards.  The administrator may allow a participant to defer the receipt of payment of cash or delivery of Shares that otherwise would be due to such participant.  The administrator may make rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and may make all other determinations deemed necessary or advisable for administering the 2017 Plan.  The administrator may institute and determine the terms and conditions of a program allowing for the cancellation of awards in exchange for different awards and/or cash, the transfer of an outstanding award to a financial institution or other person or entitled selected by the administrator, or the increase or reduction of the exercise price of any outstanding award.  The administrator will issue all awards pursuant to the terms and conditions of the 2017 Plan.

Eligibility

All types of awards other than incentive stock options may be granted to our non-employee directors and to employees and consultants of Pulse Biosciences or any parent or subsidiary corporation of Pulse Biosciences.  Incentive stock options may be granted only to employees of Pulse Biosciences or any parent or subsidiary corporation of Pulse Biosciences.  As of April 4, 2017, we had approximately 20 employees (including one employee directors), five non-employee directors, and 6 consultants.

Shares Available for Issuance

Subject to the adjustment provisions contained in the 2017 Plan, our stockholders are being asked to approve a number of Shares for issuance under the 2017 Plan equal to the sum of (i) 1,500,000 plus (ii) any Shares added to the 2017 Plan through an automatic annual increase, as described below, (iii) any Shares which have been reserved but not issued pursuant to any equity awards granted under our 2015 Plan, plus (iv) any Shares subject to outstanding awards that were previously granted under the 2015 Plan that, on or after the date the 2017 Plan is approved by our stockholders, expire or otherwise terminate without having been exercised in full, or that are forfeited to or repurchased by us, with the maximum number of Shares to be added from the 2015 Plan pursuant to clauses (ii) and (iii) equal to 150,248 Shares.  The Shares may be authorized, but unissued, or reacquired common stock.  Any Shares made subject to new awards granted under the 2015 Plan between April 5, 2017 and the date the Plan is approved by our stockholders will reduce the Shares available for issuance under the 2017 Plan.

Subject to the adjustment provisions contained in the 2017 Plan, the number of Shares available for issuance under the 2017 Plan will be increased on the first day of each Fiscal Year beginning with the 2018 Fiscal Year, in an amount equal to the least of (i) 1,200,000 Shares, (ii)  4% of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board of Directors; provided, that such determination under clause (iii) will be made no later than the last day of the immediately preceding Fiscal Year.

If any award granted under the 2017 Plan expires or becomes unexercisable without having been exercised in full or is forfeited to or repurchased by us due to failure to vest, then the expired, unexercised, forfeited, or repurchased Shares subject to such award will become available for future grant or sale under the 2017 Plan.  With respect to the exercise of stock appreciation rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a stock appreciation right will cease to be available under the 2017 Plan; all remaining Shares under stock appreciation rights will remain available for future grant or sale under the 2017 Plan (unless the 2017 Plan has terminated).  Shares that actually have been issued under the 2017 Plan under any award will not be returned to the 2017 Plan and will not become available for future distribution under the 2017 Plan; provided, however, that if Shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the 2017 Plan.  Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2017 Plan.  If an award is paid out in cash rather than Shares, such payment will not reduce the number of Shares available for issuance under the 2017 Plan.

As of April 4, 2017, there were 980,970 shares subject to issuance upon exercise of outstanding options pursuant to the 2015 Plan, at a weighted average exercise price of $4.45, and with a weighted average remaining life of 8.9 years.

As of March 31, 2017 (the last trading day of the first fiscal quarter in 2017), the closing price of our common stock on NASDAQ was $20.41 per share.

Limitation

The 2017 Plan contains annual grant limits intended to satisfy Section 162(m). Specifically, for stock options or restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m), during any Fiscal Year no participant will receive stock options to acquire more than an aggregate of 400,000 Shares or any other class of award to acquire more than an aggregate of 250,000 Shares and restricted stock.

Adjustments

In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities or other change in the corporate structure affecting our common stock, the 2017 Plan administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2017 Plan, will adjust the number and class of shares that may be delivered under the 2017 Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the award grant limitations discussed above.

Stock Options

An option gives a participant the right to purchase a specified number of Shares for a fixed exercise price during a specified period of time.  Each option granted under the 2017 Plan will be evidenced by an award agreement specifying the number of Shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2017 Plan.

The exercise price per share of each option may not be less than the fair market value of a share of our common stock on the date of grant.  However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of ours (a “ten percent stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant.  The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.  The fair market value of the common stock is generally the closing sales price of our stock as reported on the NASDAQ Capital Markets.

Options will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement.

Upon the termination of a participant’s service, the unvested portion of the participant’s option generally expires.  The vested portion of the option will remain exercisable for the period following the participant’s termination of service that was determined by the administrator and specified in the participant’s award agreement, and if no such period was determined by the administrator, the vested portion of the option will remain exercisable for: (i) 3 months following a termination of the participant’s service for reasons other than death or disability (and if the participant dies within the 3-month period, the period will be extended to one year from the date of the participant’s death) or (ii) 12 months following a termination of the participant’s service due to death or disability.  In no event will the option be exercisable after the end of the option’s term.

The term of an option will be specified in the award agreement but may not be more than 10 years (or 5 years for an incentive stock option granted to a ten percent stockholder).

The 2017 Plan provides that the administrator will determine the acceptable form(s) of consideration for exercising an option.  An option will be deemed exercised when we receive the notice of exercise and full payment for the Shares to be exercised, together with applicable tax withholdings.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date an award is granted and the date it is exercised.  Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying: (i) the difference between the fair market value of a share on the date of exercise and the exercise price by (ii) the number of exercised stock appreciation rights.  We may pay the appreciation in cash, in Shares, or a combination of both.  Each stock appreciation right granted under the 2017 Plan will be evidenced by an award agreement specifying the exercise price and the other terms and conditions of the award.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Stock appreciation rights will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement.

The term of a stock appreciation right may not be more than ten years.  The terms and conditions relating to the period of exercise of stock appreciation rights following the termination of a participant’s service are similar to those for options described above.

Restricted Stock Awards

Awards of restricted stock are rights to acquire or purchase Shares that vest in accordance with the terms and conditions established by the administrator in its sole discretion.  Unless otherwise provided by the administrator, a participant will forfeit any Shares of restricted stock that have not vested by the termination of the participant’s service.  Each restricted stock award granted will be evidenced by an award agreement specifying the number of Shares subject to the award and the other terms and conditions of the award.  The administrator will determine the vesting conditions that apply to an award of restricted stock, but if an award of restricted stock is intended to qualify as performance-based compensation under Section 162(m), the vesting conditions will be based on a specified list of performance goals and certain other requirements, as further discussed below.

Unless the administrator provides otherwise, participants holding Shares of restricted stock will have voting rights and rights to dividends and other distributions with respect to such Shares without regard to vesting.  However, such dividends or other distributions will be subject to the same restrictions and forfeitability provisions that apply to the Shares of restricted stock with respect to which they were paid.  The administrator has the discretion to reduce or waive any restrictions and to accelerate the time at which any restrictions will lapse or be removed.

Restricted Stock Units

A restricted stock unit represent a right to receive cash or a share of our common stock if the performance goals or other vesting criteria set by the administrator are achieved or the restricted stock unit otherwise vests.  Each award of restricted stock units granted under the 2017 Plan will be evidenced by an award agreement specifying the number of Shares subject to the award and other terms and conditions of the award.  The administrator will determine the vesting conditions that apply to an award of restricted stock units, but if an award of restricted stock units is intended to qualify as performance-based compensation under Section 162(m), the vesting conditions will be based on a specified list of performance goals and certain other requirements, as further discussed below.

After an award of restricted stock units has been granted, the administrator has the discretion to reduce or waive any restrictions or vesting criteria that must be met to receive a payout or to accelerate the time at which any restrictions will lapse or be removed.  A participant will forfeit any unearned restricted stock units upon termination of his or her service.  The administrator in its sole discretion may pay earned restricted stock units in cash, Shares, or a combination of both.

Performance Units and Performance Shares

Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest.  Performance units will have an initial value established by the administrator on or before the date of grant.  Each performance share will have an initial value equal to the fair market value of a share on the grant date.  Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria set by the administrator are achieved or the awards otherwise vest.

Each award of performance units or performance shares granted under the 2017 Plan will be evidenced by an award agreement specifying the performance period and other terms and conditions of the award.  The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator, in its discretion.  However, if an award of performance shares or performance units is intended to qualify as performance-based compensation under Section 162(m), the vesting conditions will be based on a specified list of performance goals and certain other requirements, as further discussed below.

After an award of performance units or performance shares has been granted, the administrator has the discretion to accelerate, reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares, but may not increase the amount payable at a given level of performance.

The administrator has the discretion to pay earned performance units or performance shares in the form of cash, Shares (which will have an aggregate fair market value equal to the earned performance units or performance shares at the close of the applicable performance period), or a combination of both.

A participant will forfeit any performance units or performance shares that have not been earned or have not vested as of the termination of his or her service with us.

Performance Goals

The granting and/or vesting of awards of restricted stock, restricted stock units, performance shares and performance units, and other incentives under the 2017 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) and may provide for a targeted level or levels of achievement.  Any performance goals may be used to measure the performance of our company as a whole or a business unit of the Company and may be measured relative to a peer group or index.  The performance goals may differ from participant to participant and from award to award.

To the extent necessary to comply with the performance-based compensation provisions of Section 162(m), with respect to any award granted subject to performance goals, and within the first 25% of the performance period and no more than 90 days following the commencement of the performance period (or such other time required or permitted by Section 162(m)), the administrator will, in writing: (i) designate one or more participants to whom an award will be made; (ii) select the performance goals applicable to the performance period; (iii) establish the performance goals, and amounts or methods of computation of the awards which may be earned for the performance period; and (iv) specify the relationship between performance goals and the amounts or methods of computation of such awards, as applicable, to be earned by each participant for such performance period.  Following the completion of each performance period, the administrator will certify in writing whether the applicable performance goals have been achieved for such performance period.  In determining the amounts earned by a participant, the administrator may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the administrator may deem relevant to the assessment of individual or corporate performance for the performance period.  A participant will be eligible to receive payment pursuant to an award for a performance period only if the performance goals for such period are achieved.

Transferability

Awards generally are not transferable other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant.  If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Dissolution or Liquidation

In the event of a proposed dissolution or liquidation of our Company, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction.  An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.

Change in Control

The 2017 Plan provides that, in the event of a merger or change in control of the Company, each award will be treated as the administrator determines.

If the successor corporation does not assume or substitute for the award, the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse.  With respect to awards with performance-based vesting that are not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% and all other terms and conditions will be deemed met.  In addition, if an option or stock appreciation right is not assumed or substituted for, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator, in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to our non-employee directors, in the event of a change in control, (i) the non-employee director will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, (ii) all restrictions on the non-employee director’s restricted stock and restricted stock units will lapse, and (iii) with respect to the non-employee director’s awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% and all other terms and conditions will be deemed met.

Amendment and Termination

The 2017 Plan will automatically terminate ten years from the date of its adoption by our Board of Directors, unless terminated at an earlier time by our Board of Directors.  The administrator may amend, alter, suspend, or terminate the 2017 Plan at any time, provided that no amendment may be made without stockholder approval to the extent approval is necessary or desirable to comply with any applicable laws.  No amendment, alteration, suspension, or termination may impair the rights of any participant unless mutually agreed otherwise between the participant and the administrator.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2017 Plan.  The summary is based on existing U.S. laws and regulations as of the Record Date, and there can be no assurance that those laws and regulations will not change in the future.  The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.  As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code.  If a participant exercises the option and then later sells or otherwise disposes of the Shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such Shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the Shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the Shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift).  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the participant upon the disqualifying disposition of the Shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the Shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise.  In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option.  However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the Shares on such date exceeds the exercise price.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of the Shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.  No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the Shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant.  Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any Shares received.  Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring Shares of restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the vesting date.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  The participant may elect, pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the Shares are acquired.  Upon the sale of Shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units.  A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of Shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant.  Any additional gain or loss recognized upon any later disposition of any Shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted Shares received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of any Shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events.  Awards granted under the 2017 Plan with a deferral feature will be subject to the requirements of Section 409A.  If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received.  Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for Pulse Biosciences

We generally will be entitled to a tax deduction in connection with an award under the 2017 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the

Code.  Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.  Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met.  These conditions include (among others) stockholder approval of the 2017 Plan and its material terms, setting limits on the number of awards that any individual may receive and for awards other than certain stock options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid.  The 2017 Plan has been designed to permit (but not require) the plan administrator to grant awards that are intended to qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND PULSE BIOSCIENCES WITH RESPECT TO AWARDS UNDER THE 2017 PLAN.  IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, director, or consultant may receive under the 2017 Plan is in the discretion of the administrator and therefore cannot be determined in advance.  The following table sets forth: (i) the aggregate number of shares of common stock subject to options granted under the 2015 Plan during the fiscal year 2016 to each of our named executive officers; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; and (ii) the average per share exercise price of such options.

Name of Individual or Group	Number of Shares Subject to Options Granted(1)	Average Per Share Exercise Price of Option Grants
Darrin R. Uecker President and Chief Executive Officer	—	—
Brian B. Dow Senior Vice President of Finance and Administration and Chief Financial Officer	—	—
All executive officers, as a group	—	—
All directors who are not executive officers, as a group	—	—
All employees who are not executive officers, as a group	405,132	$4.44

Vote Required

Approval of the 2017 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR”

THE APPROVAL OF THE 2017 PLAN

PROPOSAL 3: APPROVAL OF THE PULSE BIOSCIENCES, INC.
2017 EMPLOYEE STOCK PURCHASE PLAN

We are asking you to approve the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan, or the 2017 ESPP.  Our Board of Directors has unanimously adopted, subject to stockholder approval, the 2017 ESPP for employees of the Company and its subsidiaries.  The 2017 ESPP will become effective if the 2017 ESPP is approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

In advance of the meeting we reached out and obtained verbal commitments of support for the 2017 ESPP from stockholders representing 39.9% of our outstanding shares.

Reasons for Voting for Approval of the 2017 ESPP The Board of Directors believes that the adoption of the 2017 Employee Stock Purchase Plan promotes the interests of the Company and its stockholders by encouraging employees of the Company to become stockholders, and therefore promotes the Company’s growth and success.  The 2017 ESPP allows our employees to buy our Shares at a discount through payroll deductions.  In the highly competitive technology industry in which we compete for talent, we believe that offering an employee stock purchase program is critical to our ability to maintain competitive.  If the 2017 ESPP is not approved by the Company’s stockholders, we may be restricted in our ability to offer competitive compensation to existing employees and qualified candidates, and our business and ability to increase long-term stockholders value could be adversely affected.

 The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.  The ESPP is intended to provide a convenient and practical means by which employees may participate in stock ownership of the Company.

Summary of the 2017 ESPP

The following paragraphs provide a summary of the principal features of the 2017 ESPP and its operation.  However, this summary is not a complete description of all of the provisions of the 2017 ESPP and is qualified in its entirety by the specific language of the 2017 ESPP.  A copy of the 2017 ESPP is provided as Appendix B to this proxy statement.

General

•	2017 Plan has a 10-year term;
•

The 2017 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares to eligible individuals as the plan administrator (as defined below) may determine;

•	1,500,000 Shares will be authorized for issuance pursuant to awards under the 2017 Plan;
•	Shares remaining available under the 2015 Plan will be rolled into the 2017 Plan;
•

Beginning with the 2018 Fiscal Year, there will be an annual increase, or “evergreen,” in the Shares authorized under the 2017 plan equal to the least of: (i) 1,200,000 Shares, (ii) 4% of the Company’s Common Stock outstanding at December 31 of the immediately preceding year, or (iii) such number of Shares determined by the Board of Directors; and

•	The 2017 Plan will be administered by the Compensation Committee.

Administration

Our Board of Directors or the Compensation Committee administers the 2017 ESPP.  All questions of interpretation or application of the 2017 ESPP are determined by the administrator and its decisions are final and binding upon all participants.  The administrator has full and exclusive discretionary authority to construe, interpret, and apply the terms of the 2017 ESPP, to designate separate offerings under the 2017 ESPP, to adjudicate disputed claims under the 2017 ESPP, and to establish such procedures that it deems necessary for the administration of the 2017 ESPP.  The administrator is further authorized to adopt rules and procedures regarding eligibility to participate, the definition of “compensation,” handling of contributions, and making of contributions to the 2017 ESPP, among other responsibilities.  The administrator may permit the grant of purchase rights that do not qualify under Code Section 423 pursuant to rules, procedures or sub-plans adopted by that are designed to achieve desired tax or other objectives.

Shares Available for Issuance

A total of 250,000 Shares will be reserved for issuance under the 2017 ESPP.  Additionally, the number of Shares reserved for issuance will be increased on the first day of each Fiscal Year beginning with the 2018 Fiscal Year equal to the least of (i) 450,000 Shares, (ii) 1.5% of the outstanding Shares on the last day of the immediately preceding Fiscal Year, or (iii) an amount determined by the administrator prior to the last day of the preceding Fiscal Year.

Eligibility

Each employee of Pulse Biosciences (or Pulse Biosciences’ designated subsidiaries or affiliates) is eligible to participate in the 2017 ESPP, except that no employee will be eligible to participate in the 2017 ESPP to the extent that (i) immediately after the grant, such employee would own 5% or more of the combined voting power of all classes of capital stock of Pulse Biosciences or its parents or subsidiaries, or (ii) his or her rights to purchase stock under all of Pulse Biosciences’ employee stock purchase plans accrues at a rate that exceeds $25,000 worth of stock (determined as of the fair market value of the shares on the beginning of the offering period) for each calendar year.  In addition, the administrator, in its sole discretion and prior to an offering date, may determine that an individual will not be eligible to participate if he or she: (i) has not completed at least 2 years of service since his or her last hire date (or such lesser period of time as may be determined by the administrator in its discretion), (ii) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the administrator in its discretion), (iii) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the administrator in its discretion), (iv) is an executive, officer or other manager, or (v) is a highly compensated employee under Section 414(q) of the Code.

Offering Period

Unless otherwise determined by the administrator, each offering period under the 2017 ESPP will have a duration of approximately 12 months, commencing on the first trading day on or after March 1 of each year and terminating on the first trading day on or after March 1, approximately 12 months later, and commencing on the first trading day on or after September 1 of each year and terminating on the first trading day on or after September 1, approximately 12 months later.  The administrator, in its discretion, may modify the terms of offering periods before they begin, provided that no offering period may last more than 27 months.  However, the first offering period under the 2017 ESPP will commence on the first trading day on or after June 1, 2017 and will end on the first trading day on or after September 1, 2018.

Participation

The 2017 ESPP permits participants to purchase Shares through payroll deductions of up to 20% of their eligible compensation, which includes base straight time gross earnings, but exclusive of payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation.  Once an employee becomes a participant in the 2017 ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the 2017 ESPP or the employee’s employment with Pulse Biosciences or one of Pulse Biosciences’ designated subsidiaries or affiliates terminates.  On the first day of each offering period, each participant automatically is granted a right to purchase shares of our common stock.  This purchase right expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised on the last trading day of the offering period to the extent of the contributions made during such offering period.

Purchase Price

Unless and until the administrator determines otherwise, the purchase price will be 85% of the lesser of the fair market value of our common stock on (i) the first day of the offering period, or (ii) the last day of the offering period, subject to compliance with the Code and the terms of the 2017 ESPP.  The fair market value of our common stock on any relevant date will be the closing price of our stock as reported on NASDAQ Capital Markets.

Payroll Deductions; Payment for Shares

Contributions are accumulated throughout each offering period, generally through payroll deductions.  The number of whole shares that a participant may purchase in each offering period will be determined by dividing the total amount of a participant’s contributions during that offering period by the purchase price; provided, however, that a participant may not purchase more than 25,000 shares each offering period.  During an offering period, a participant may discontinue his or her participation in the 2017 ESPP at any time.  Except as may be permitted by the administrator, a participant may elect to reduce (but not increase) the rate of his or her contributions once during an offering period, including to cease deductions (change contribution rate to 0%) but remain eligible to purchase shares on the next purchase date with funds previously contributed.  No fractional shares will be purchased under the 2017 ESPP and any contributions accumulated in a participant’s account that are not sufficient to purchase a full share will be refunded as soon as administratively possible after the end of the offering period.

All participant contributions are credited to the participant’s account, are generally only withheld in whole percentages and are included with Pulse Biosciences’ general funds where permissible.  Funds received by Pulse Biosciences pursuant to purchases under the 2017 ESPP will be added to the company’s general funds but will not be segregated unless required by applicable law.  A participant generally may not make additional contributions into his or her account outside the regularly established process.

Withdrawal

Generally, a participant may withdraw all of his or her contributions from an offering period at any time by written or electronic notice without affecting his or her eligibility to participate in future offering periods.  Once a participant withdraws from a particular offering period, however, that participant may not participate again in the same offering period.  To participate in a subsequent offering period, the participant must deliver a new subscription agreement to Pulse Biosciences.

Termination of Employment

Upon termination of a participant’s employment for any reason, including disability or death, he or she will be deemed to have elected to withdraw from the 2017 ESPP and the contributions credited to the participant’s account (to the extent not used to make a purchase of our common stock) will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the 2017 ESPP, and such participant’s right to purchase shares under the 2017 ESPP will automatically be terminated.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change of Control

Changes in Capitalization

In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of Pulse Biosciences, or other change in the corporate structure of Pulse Biosciences affecting our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2017 ESPP, then the administrator will adjust the number and class of common stock that may be delivered under the 2017 ESPP, the purchase price per share, the number of shares of common stock covered by each right to purchase shares under the 2017 ESPP that has not yet been exercised, and the maximum number of shares a participant can purchase during an offering period.

Dissolution or Liquidation

In the event of Pulse Biosciences’ proposed dissolution or liquidation, the administrator will shorten any offering period then in progress by setting a new purchase date and any offering periods will end on the new purchase date.  The new purchase date will be prior to the dissolution or liquidation.  If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, at least ten business days prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the 2017 ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.

Change in Control

In the event of a merger or “change in control,” as defined in the 2017 ESPP, each right to purchase shares under the 2017 ESPP will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such successor corporation.  In the event the successor corporation refuses to assume or substitute for the 2017 ESPP purchase rights, the administrator will shorten the offering period with respect to which such 2017 ESPP purchase right relates by setting a new purchase date on which such offering period will end.  The new purchase date will be prior to the merger or change in control.  If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the 2017 ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.

Amendment and Termination of the ESPP

The administrator may at any time amend, suspend, or terminate the 2017 ESPP, including the term of any offering period then outstanding.  Generally, no such termination can adversely affect previously granted rights to purchase shares under the 2017 ESPP.

Upon its approval by the stockholders, the 2017 ESPP will continue until terminated by our Board of Directors in accordance with the terms of the 2017 ESPP.

Plan Benefits

Participation in the 2017 ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions.  Accordingly, future purchases under the 2017 ESPP are not determinable.  Non-employee directors are not eligible to participate in the 2017 ESPP.

Certain Federal Income Tax Information

The following brief summary of the effect of the U.S. federal income taxation upon the participant and Pulse Biosciences with respect to the shares purchased under the 2017 ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The 2017 ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code.  Under these provisions, no income will be taxable to a participant until the shares purchased under the 2017 ESPP are sold or otherwise disposed of.  Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period.  If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.  Any additional gain will be treated as long-term capital gain.  If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price.  Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.  Pulse Biosciences generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND PULSE BIOSCIENCES UNDER THE 2017 ESPP.  IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Vote Required

Approval of the 2017 ESPP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR”

THE APPROVAL OF THE 2017 ESPP

PROPOSAL 4:  RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Gumbiner Savett Inc., independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2017.  Gumbiner Savett Inc. has audited our consolidated financial statements since 2014.  Representatives of Gumbiner Savett Inc. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm is not required by our bylaws or otherwise.  The Board of Directors, however, is submitting the appointment of Gumbiner Savett Inc. to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain the firm.  Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee reviews and pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the independent registered public accounting firm.  Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The independent registered public accounting firm and the Company’s management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date.  In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as necessary or appropriate.

The following table sets forth the approximate aggregate fees billed to the Company by Gumbiner Savett Inc. in fiscal 2016 and 2015 (in thousands):

Fee Category	2016	2015
Audit Fees	$102	$101
Tax Fees	—	20
All Other Fees	136	14
Total	$238	$135

Audit Fees consisted of professional services rendered in connection with the audit of the Company’s annual financial statements and quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10‑Q.

Tax Fees consisted of professional services rendered in connection with tax compliances and consulting services.

All Other Fees consisted of fees related to our 2016 initial public offering and the registration process..

The Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of Gumbiner Savett Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR”

THE RATIFICATION OF THE APPOINTMENT OF GUMBINER SAVETT INC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Nominating and Corporate Governance is responsible for reviewing any related party transactions of the Company, which we define as transactions between us and our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our common stock and any member of the immediate family of any of the foregoing persons where the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year.  In approving or rejecting any such proposal, our Nominating and Corporate Governance Committee considers the facts and circumstances available and deemed relevant by our Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Party Transactions

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements discussed above in the sections titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation,” we describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•

any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Registration Rights Agreements

We are party to a registration rights agreement which provides, among other things, that certain holders of our outstanding common stock have the right to demand that we file a registration statement or request that their shares of our common stock be covered by a registration statement that we are otherwise filing.

We are party to a registration rights agreement which provides, among other things, that certain holders of our outstanding warrants have the right to demand that we file a registration statement or request that their shares of our common stock be covered by a registration statement that we are otherwise filing.

MDB Capital Group LLC

MDB Capital Group, LLC and its associated persons, including our Chairman Robert M. Levande, beneficially hold 1,092,382 shares of our common stock, representing approximately 7.7% of our issued and outstanding Common Stock as of March 31, 2017.  During 2016, we paid MDB Capital $2.0 million in underwriting fees and accountable and non-accountable expenses and issued warrants to purchase 574,985 shares of common stock valued at $1.4 million in connection with our IPO.  In addition, we paid MDB Capital $90,000 for intellectual property management services during 2016.  MDB Capital Group retains certain rights with respect to our financing alternatives and certain provisions of an investment banking agreement between Pulse Biosciences, Inc. and MDB Capital Group survive beyond the June 2016 cancellation of the agreement.

Old Dominion University Research Foundation

Old Dominion University Research Foundation holds 1,328,483 shares of our Common Stock, representing 9.4% of our issued and outstanding Common Stock as of March 31, 2016.  We sponsor research activities performed by the Old Dominion University Research Foundation’s Frank Reidy Center for our benefit. ODURF is compensated by us for conducting research in accordance with the budget and payment terms set forth documented task orders. During the years ended December 31, 2016 and 2015, we agreed to sponsor $1.0 million and $1.2 million, respectively, during the subsequent 12-month period. During the year ended December 31, 2016 we paid $0.9 million pursuant to various task orders.

Other Transactions

We have granted stock options to our named executive officers and certain of our directors. See the sections titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation,” for a description of these stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 31, 2017 with respect to the beneficial ownership of our common stock by (i) each person the Company believes beneficially holds more than 5% of the outstanding shares of the Company’s common stock based solely on the Company’s review of SEC filings; (ii) each director and nominee; (iii) each named executive officer listed in the table entitled, “Summary Compensation Table” under the section entitled, “Executive Compensation”; and (iv) all directors and executive officers as a group.  As of March 31, 2017, 14,175,299 shares of our common stock were issued and outstanding.  Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.  Unless otherwise noted below, the address of each stockholder listed on the table is c/o Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, California 94010.

Name and address of beneficial owner (1)	Number of Shares Owned (2)	Right to Acquire Shares (3)	Total Beneficial Ownership	Percent of Class (4)
5% Stockholders:
Robert W. Duggan (5)	2,378,486	—	2,378,486	16.8
Old Dominion Univ. Research Foundation (6)	1,328,483	—	1,328,483	9.4
Peter A. Appel (7)	1,225,000	—	1,225,000	8.6
Christopher A. Marlett (8)	795,408	442,710	1,238,118	8.5
Mark and Tammy Strome Family Trust (9)	1,164,829	—	1,164,829	8.2
NewBem Corporation (10)	969,048	30,556	999,604	7.0

Named executive officers and directors:
Darrin R. Uecker	—	105,575	105,575	(*)
Brian B. Dow	—	52,752	52,752	(*)
Robert M. Levande	168,750	187,764	356,514	2.5
Maky Zanganeh, D.D.S.	310,649	3,750	314,399	2.2
Robert Greenberg, M.D., Ph.D.	—	50,436	50,436	(*)
Mitchell E. Levinson	—	56,741	56,741	(*)
Thierry Thaure	—	50,436	50,436	(*)
All Directors and Officers as a Group (7 people)	479,399	507,454	986,853	6.7

_____________________

(*)Represents beneficial ownership of less than 1%.

(1)Unless otherwise indicated, all persons named as beneficial owners have sole voting power and sole investment power with respect to the shares indicated as beneficially owned and the address of each beneficial owner listed on the table is Pulse Biosciences, Inc., 849 Mitten Road Suite 104, Burlingame CA 94010.

(2)Excludes shares that may be acquired through the exercise of outstanding stock options.

(3)Represents shares issuable upon exercise of options and warrants exercisable within 60 days after March 31, 2017; however, unless otherwise indicated, these shares do not include any options awarded after March 31, 2017.

(4)For purposes of calculating the Percent of Class, shares that the person or entity had a right to acquire are deemed to be outstanding when calculating the Percent of Class of such person or entity.

(5)Based on information obtained from Mr. Duggan.

(6)Based on information obtained from Old Dominion University Research Foundation.  The address of this entity is 411 Monarch Way Suite 204, Norfolk, VA 23508.

(7)Based on information obtained from Mr. Appel.

(8)Based on information obtained from Mr. Marlett. Includes 168,750 shares of Common Stock held by the Reporting Person, 130,000 shares of Common Stock held by the Christopher A. Marlett Living Trust, and 34,130 shares of Common Stock underlying a warrant issued on May 23, 2016, owned by the Reporting Person, 496,658 shares of Common Stock held by MDB Capital Group, LLC (“MDB”), of which the Reporting Person is Chief Executive Officer and Managing Member, 149,812 shares of Common Stock underlying a warrant issued on November 6, 2014 owned by MDB, and 258,744 shares of Common Stock underlying a warrant, issued on May 23, 2016, owned by MDB. The Reporting Person disclaims beneficial ownership of  the shares of Common Stock held of record and warrants owned by MDB, except, in each case, to the extent of his pecuniary interest therein.

(9)Based on information obtained from the Mark and Tammy Strome Family Trust.  The address of this entity is 100 Wilshire Boulevard, Suite 1500, Santa Monica, CA 90401.  Mark Strome may be deemed to share voting and dispositive power over the shares held by the Mark and Tammy Strome Family Trust.

(10)Based on information obtained from NewBem Corporation. Includes options to purchase 29,306 shares and 1,250 shares granted to employees Richard Nuccitelli, Ph.D. and Pamela Nuccitelli.  Each of Richard Nuccitelli, Ph.D. and Pamela Nuccitelli may be deemed to share voting and dispositive power over the shares held by NewBem Corporation.

EXECUTIVE OFFICERS

Biographical data for our current executive officers, including their ages as of December 31, 2016 is set forth below, except Mr. Uecker’s biography, which is included under the heading, “Board of Directors and Committees of the Board” above.

Executive Officers

Brian B. Dow has been our Chief Financial Officer, Senior Vice President, Treasurer and Secretary since November 2015.  Prior to joining us, Mr. Dow served as the Chief Financial Officer of Progyny, Inc. from May 2015 to November 2015.  From May 2010 to April 2015, Mr. Dow was the Vice President and Principal Accounting Officer of Pacific Biosciences of California (NASDAQ: PACB), a leading provider of next generation genetic sequencing instruments.  Mr. Dow held a series of financial officer positions with Northstar Neuroscience, Inc. (NASDAQ: NSTR), a development stage medical device company, from January 2006 to May 2010, most recently serving as the Chief Financial Officer.  Prior to 2006, Mr. Dow had 14 years of progressively-increasing responsibilities in financial management of publicly-traded companies and in public accounting as a manager with Ernst and Young.  Mr. Dow is recognized as a licensed Certified Public Accountant by the State of Washington Board of Accountancy and holds a Bachelor of Science in Management from the Georgia Institute of Technology.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Members of the Compensation Committee

Mitchell E. Levinson (Chair)

Robert J. Greenberg, M.D., Ph.D.

Thierry Thaure

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers, or “NEOs.”  This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.  Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.  As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive.  Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2016 were as follows, who are comprised of (1) our principal executive officer and (2) our other executive officer:

•	Darrin R. Uecker, our chief executive officer and president and a director; and
•	Brian B. Dow, our chief financial officer, secretary and senior vice president finance and administration.

Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer and each of our other executive officers, together referred to as our named executive officers, for each of the years they were so designated during 2016 and 2015.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Other ($)	Option Awards ($) (1)	Total ($)
Darrin R. Uecker, President, Chief Executive Officer and Director	2016	300,000	93,625 (2)	—	—	393,625
	2015	72,142	10,000 (3)	—	838,971	921,113
Brian B. Dow, Senior Vice President, Finance and Administration and Chief Financial Officer	2016	250,000	35,750 (4)	—	—	285,750
	2015	20,833	—	—	420,609	441,442

(1)

Amounts shown represent the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718.  These amounts do not correspond to the actual value that will be recognized by our named executive officers.  The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our financial statements.

(2)

Mr. Uecker was paid a $25,000 cash bonus in May 2016 on the basis of the Board of Directors adopting a strategic plan and operating budget in 2016 and an additional $15,000 in July 2016 for the completion of the initial public offering.  The remaining $53,625 bonus was paid in February 2017 for 2016 achievement of performance objectives.

(3)	Reflects a cash sign-on bonus paid to Mr. Uecker in October 2015 whose employment commenced employment in September.
(4)	Reflects Mr. Dow’s cash bonus paid February 2017 for 2016 achievement of performance objectives.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning equity awards held by the named executive officers at the end of the fiscal year ended December 31, 2016.

Outstanding Equity Awards at Fiscal Year-End

...............................................................................................	Option Awards(1)
...............................................................................................	Number of securities underlying outstanding options (#)		Option exercise	Option expiration
Name	Exercisable	Unexercisable	price ($/sh)	date
Darrin R. Uecker	87,979	193,555	4.00	9/20/2025
Brian B. Dow	35,168	105,504	4.00	11/30/2025

(1)Stock option vests at the rate of 1/4th of the total number of shares subject to the option after one year and 1/16th per quarter for following three years.

Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End

Employment Agreement with Darrin R. Uecker

We entered into an employment agreement with Mr. Uecker, our chief executive officer and president and a director, on September 8, 2015.  The employment agreement has no specific term and constitutes at-will employment.  Mr. Uecker’s current annual base salary is $330,000.  Mr. Uecker was eligible for an annual target bonus in 2016 equal to 25% of his annual base salary, subject to achievement of performance objectives.  Mr. Uecker is eligible to participate in employee benefit plans maintained from time to time by us of general applicability to other senior executives.

Mr. Uecker’s employment agreement provided him the right to be paid a bonus of $25,000 after the approval by the Board of Directors of a strategic plan and operating budget for 2016, subject to his continued employment through the date of payment.  The Board approved the strategic plan and operating budget for 2016 during April 2016, and this bonus was paid to Mr. Uecker in May 2016.

Mr. Uecker’s employment agreement provided him the right to receive an option to purchase shares of our common stock equal to 3% of our fully diluted equity as of September 8, 2015 (the “Uecker Start Date Option”), and the right to receive an option to purchase shares of our common stock subsequent to the completion of the then planned IPO such that, including the Uecker Start Date Option, Mr. Uecker would hold options to purchase shares equal to 3% of our post-IPO fully diluted equity (the “IPO Option”).  On October 5, 2016, Mr. Uecker and our Company entered into an amendment agreement (the “Uecker Amendment”), pursuant to which Mr. Uecker agreed to forgo receipt of the IPO Option until our stockholders approve a new equity incentive plan or an increase in the number of shares available under the Company’s 2015 Equity Incentive Plan.  Pursuant to the Uecker Amendment, in exchange for Mr. Uecker forgoing receipt of the IPO Option, Mr. Uecker will receive (i) an option grant to purchase 187,286 shares of our common stock, which is a number of shares equal to the number of shares he would have been entitled to receive upon completion of the

IPO, and (ii) a restricted stock grant with a grant date fair value equal to the product of (A) (i) the exercise price per share of the deferral grant, less (ii) $4.00 per share, multiplied by (B) 187,286.  In the event of a change in control that precedes the aforementioned option grant while Mr. Uecker is still an employee of our Company, Mr. Uecker would be entitled to receive a cash bonus equal to the consideration he would have received as a holder of a vested option to purchase 187,286 shares of our common stock at an exercise price of $4.00 per share.

Pursuant to Mr. Uecker’s employment agreement, if we experience a change of control, as such term is defined in Mr. Uecker’s applicable option agreement, and Mr. Uecker remains an employee through the date of such change of control, the Uecker Start Date Option and IPO Option, to the extent outstanding and unvested, will fully vest and become exercisable.  The Uecker Start Date Option and IPO Option will be exercisable for a 10-year period after the start date of employment.

If we terminate Mr. Uecker’s employment other than for “cause,” death, or disability or if he resigns for “good reason” as defined in his employment agreement, then, subject to his execution of a release of claims in our favor and Mr. Uecker’s compliance with certain restrictive covenants set forth in his employment agreement Mr. Uecker is entitled to receive (i) continuing payments of Mr. Uecker’s then-current base salary for a period of 12 months following his termination of employment, less applicable withholdings, (ii) accelerated vesting as to that portion of Mr. Uecker’s then outstanding and unvested options that would have vested had Mr. Uecker remained an employee for twelve months following his termination date, and (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for Mr. Uecker and his respective dependents until the earlier of (A) Mr. Uecker or his eligible dependents become covered under similar plans, or (B) the date upon which Mr. Uecker ceases to be eligible for coverage under COBRA.

As defined in Mr. Uecker’s employment agreement, “cause” means Mr. Uecker’s (i) conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (ii)  gross misconduct, (iii) unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Mr. Uecker owes an obligation of nondisclosure as a result of Mr. Uecker relationship with the Company; (iv) willful breach of any obligations under any written agreement or covenant with the Company that is injurious to the Company; or (v)  continued failure to perform his employment duties after Mr. Uecker has received a written demand of performance from the Company which specifically sets forth the factual basis for the Company’s belief that Mr. Uecker has not substantially performed his duties and has failed to cure such non-performance to the Company’s satisfaction within 30 business days after receiving such notice.

As defined in Mr. Uecker’s employment agreement, “good reason” means Mr. Uecker’s resignation within 30 days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following, without Mr. Uecker’s express written consent: (i) the assignment to Mr. Uecker of any duties beyond the generally recognized scope of employment of a company president and/or chief executive officer or the reduction of Mr. Uecker’s duties or the removal of Mr. Uecker from his position and responsibilities as president or chief executive officer, either of which must result in a material diminution of Mr. Uecker’s authority, duties, or responsibilities with the Company in effect immediately prior to such assignment; provided, however, if Mr. Uecker is provided with an alternative executive type position within the Company or its subsidiaries at the same or better compensation as proved herein or that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity will not constitute “good reason”; (ii) a reduction in Mr. Uecker’s base salary (except where there is a reduction applicable to the management team generally of not more than 10% of Mr., Uecker’s base salary); or (iii) a material change in the geographic location of Mr. Uecker’s primary work facility or location; provided, that a relocation of less than 50 miles from Mr. Uecker’s then present work location will not be considered a material change in geographic location. Mr. Uecker will not resign for good reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a reasonable cure period of not less than 30 days following the date of such notice and such grounds for “good reason” have not been cured during such cure period.

In the event any payment to Mr. Uecker pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Code as a result of a payment being classified as a parachute payment under Section 280G of the Code, Mr. Uecker will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to eliminate the potential excise tax imposed by Section 4999 of the Code.

Mr. Uecker has also entered into our standard inventions assignment, confidentiality and non-competition agreement, a 12-month lock up agreement for securities after this offering, and our standard indemnification agreement for officers and directors.

Employment Agreement with Brian B. Dow

We entered into an employment agreement with Mr. Brian B. Dow, our financial officer, secretary and senior vice president finance and administration, on November 20, 2015.  The employment agreement has no specific term and constitutes at-will employment.  Mr. Dow’s current annual base salary is $260,000.  Mr. Dow was eligible for an annual target bonus in 2016 equal to 20% of his annual base salary, subject to achievement of performance objectives.  Mr. Dow is eligible to participate in employee benefit plans maintained from time to time by us of general applicability to other senior executives.

Mr. Dow’s employment agreement provided him the right to receive an option to purchase shares of the Company’s Common Stock equal to 1.5% of the Company’s fully diluted equity as of November 20, 2015 (the “Dow Start Date Option”).  Pursuant to Mr. Dow’s employment agreement, if we experience a change of control, as such term is defined in the option agreement underlying the Dow Start Date Option, and Mr. Dow remains an employee through the date of such change of control, the Dow Start Date Option, to the extent outstanding and unvested, will fully vest and become exercisable.  The Dow Start Date Option is exercisable for a 10-year period after the start date of employment.

If we terminate Mr. Dow’s employment other than for “cause,” death, or disability or if he resigns for “good reason” as defined in his employment agreement, then, subject to his execution of a release of claims in our favor and Mr. Dow’s compliance with certain restrictive covenants set forth in his employment agreement , Mr. Dow is entitled to receive (i) continuing payments of Mr. Dow’s then-current base salary for a period of 6 months following his termination of employment, less applicable withholdings, (ii) accelerated vesting as to that portion of Mr. Dow’s then outstanding and unvested options that would have vested had Mr. Dow remained an employee for twelve months following his termination date (or, if such termination occurs within 12 months following a change in control, 50% of the then unvested options will vest), and (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for Mr. Dow and his respective dependents until the earlier of (A) Mr. Dow or his eligible dependents become covered under similar plans, or (B) the date upon which Mr. Dow ceases to be eligible for coverage under COBRA.

As defined in Mr. Dow’s employment agreement, “cause” means Mr. Dow’s (i) conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (ii)  gross misconduct, (iii) unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Mr. Dow owes an obligation of nondisclosure as a result of Mr. Dow relationship with the Company; (iv) willful breach of any obligations under any written agreement or covenant with the Company that is injurious to the Company; or (v)  continued failure to perform his employment duties after Mr. Dow has received a written demand of performance from the Company which specifically sets forth the factual basis for the Company’s belief that Mr. Dow has not substantially performed his duties and has failed to cure such non-performance to the Company’s satisfaction within 30 business days after receiving such notice.

As defined in Mr. Dow’s employment agreement, “good reason” means Mr. Dow’s resignation within 30 days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following, without Mr. Dow’s express written consent: (i) assignment to Mr. Dow of any duties beyond the generally recognized scope of employment of a company chief financial officer and senior vice president finance and administration or the reduction of Mr. Dow’s duties or the removal of Mr. Dow from his position and responsibilities as chief financial officer and senior vice president finance and administration, either of which must result in a material diminution of Mr. Dow’s authority, duties, or responsibilities with the Company in effect immediately prior to such assignment; provided, however, if Mr. Dow is provided with an alternative executive type position within the Company or its subsidiaries at the same or better compensation as proved herein or that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity will not constitute “good reason”; (ii) a reduction in Mr.

Dow’s base salary (except where there is a reduction applicable to the management team generally of not more than 10% of Mr. Dow’s base salary); or (iii) a material change in the geographic location of Mr. Dow’s primary work facility or location; provided, that a relocation of less than 50 miles from Mr. Dow’s then present work location will not be considered a material change in geographic location. Mr. Dow will not resign for good reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a reasonable cure period of not less than 30 days following the date of such notice and such grounds for “good reason” have not been cured during such cure period.

In the event any payment to Mr. Dow pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Code as a result of a payment being classified as a parachute payment under Section 280G of the Code, Mr. Dow will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to eliminate the potential excise tax imposed by Section 4999 of the Code.

Mr. Dow has also entered into our standard inventions assignment, confidentiality and non-competition agreement, a 12-month lock up agreement for securities after this offering, and our standard indemnification agreement for officers and directors.

Equity Compensation Plan Information

The following table presents information about the Company’s equity compensation plans as of December 31, 2016 (in thousands, except price data):

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	926,735	4.19	208,083
Equity compensation plans not approved by security holders	302,620	2.67	—

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with NASDAQ Stock Market’s Rules and Rule 10A-3 of the Exchange Act.  The Audit Committee has certain duties and powers as described in its written charter adopted by the Board of Directors.  A copy of the charter can be found on the Company’s website at www.pulsebiosciences.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing the independent auditor’s qualifications and independence, the performance and scope of independent audit procedures performed on our financial statements and internal control, and management’s process for assessing the adequacy of our system of internal control.  Management is responsible for preparation, presentation, and integrity of our financial statements as well as our financial reporting process, accounting policies, internal control over financial reporting, and disclosure controls and procedures.  The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Gumbiner Savett Inc., the independent auditors;
•

discussed with Gumbiner Savett Inc. the matters required to be discussed by the Auditing Standard No. 1301 – Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004; and

•

received from Gumbiner Savett Inc. the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.

In addition, the Audit Committee has regularly met separately with management and with Gumbiner Savett Inc.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Members of the Audit Committee

Thierry Thaure (Chair)

Robert J. Greenberg, M.D., Ph.D.

Mitchell Levinson

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC reports about their ownership of common stock and other equity securities of the Company.  Such directors, officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our executive officers, directors and persons who beneficially own more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2016.

Stockholder Proposals

Stockholder Proposals for 2018 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2018 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is December 19, 2017 except as may otherwise be provided in Rule 14a-8.  All such proposals must be in writing and received by our Corporate Secretary at Pulse Biosciences, Inc.,849 Mitten Road, Suite 104, Burlingame, CA 94010 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2018 annual meeting of stockholders.  Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Notice Procedure for 2018 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time.  For the 2018 annual meeting of stockholders, a stockholder notice must be received by our Corporate Secretary at Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, CA 94010, not less than 10 nor more than 60 days prior to meeting, except as otherwise required by statute.  Please refer to the full text of our Bylaw provisions for additional information and requirements.

Stockholders Sharing the Same Address

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders.  This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders.  Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies.  Any stockholders who object to or wish to begin householding may notify our Investor Relations Department at ir@pulsebiosciences.com or Investor Relations, Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, CA 94010.

Fiscal Year 2016 Annual Report and SEC Filings

Our financial statements for the fiscal year ended December 31, 2016 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this Proxy Statement.  Our Annual Report and this Proxy Statement are posted on our website at www.pulsebiosciences.com and are available from the SEC at its website at www.sec.gov.  You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Pulse Biosciences, Inc., 849 Mitten Road, Suite 104, Burlingame, CA 94010.

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The board of directors does not know of any other matters to be presented at the Annual Meeting.  If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Burlingame, California

April 4, 2017

PULSE BIOSCIENCES, INC. 849 MITTEN ROAD, SUITE 104 BURLINGAME, CA 94010 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E28044-P91008 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PULSE BIOSCIENCES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Darrin R. Uecker 1b. Robert M. Levande 1c. Mitchell E. Levinson 1d. Robert J. Greenberg, M.D, Ph.D. 1e. Thierry B. Thaure 1f. Maky Zanganeh, D.D.S. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To approve the Pulse Biosciences, Inc. 2017 Equity Incentive Plan; 3. To approve the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan; and 4. To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E28045-P91008 PULSE BIOSCIENCES, INC. Annual Meeting of Stockholders May 16, 2017 8:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Darrin R. Uecker and Brian B. Dow, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PULSE BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held on May 16, 2017 at 8:00 a.m., Pacific Time on May 16, 2017, at the Company's future headquarters facility located at 3957 Point Eden Way, Hayward, California 94545, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

Appendix A

PULSE BIOSCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:
•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide additional incentive to Employees, Directors and Consultants, and
•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.
(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

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(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee”  means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.
(j) “Company” means Pulse Biosciences, Inc., a Nevada corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act.

(l) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

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(o) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(s) “Fiscal Year” means the fiscal year of the Company.

(t) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Inside Director” means a Director who is an Employee.
(v) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(x) “Option” means a stock option granted pursuant to the Plan.
(y) “Outside Director” means a Director who is not an Employee.
(z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(aa) “Participant” means the holder of an outstanding Award.

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(bb) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.
(cc) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(dd) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(ee) “Performance Unit”  means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ff) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(gg) “Plan” means this 2017 Equity Incentive Plan.
(hh) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ii) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(jj) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(kk) “Section 16(b)” means Section 16(b) of the Exchange Act.
(ll) “Service Provider” means an Employee, Director or Consultant.
(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.
(nn) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3. Stock Subject to the Plan.

(a) Stock Subject to the Plan.  Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 1,500,000 Shares, plus (i) the number of Shares added to the Plan pursuant to Section 3(b), and (ii) the sum of (A) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the Company’s 2015 Stock Incentive Plan, as amended (the “2015 Plan”), and are not subject to any awards granted thereunder, and (B) any Shares subject to stock options or similar awards granted under the 2015 Plan that, after the date of stockholder approval of this Plan, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2015 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to 5,000,000.  The Shares may be authorized, but unissued, or reacquired Common Stock.

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(b) Automatic Share Reserve Increase.  Subject to the provisions of Section 15 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2018 Fiscal Year, in an amount equal to the least of (i) 1,200,000 Shares, (ii) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board; provided, that such determination under clause (iii) will be made no later than the last day of the immediately preceding Fiscal Year.

(c) Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

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(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;
(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 20 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;
(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and
(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6. Stock Options.
(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which

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they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.  Notwithstanding the foregoing sentence, for Stock Options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive Stock Options to acquire more than an aggregate of 400,000 shares.

(b) Term of Option.  The term of each Option will be stated in the Award Agreement.  In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1) In the case of an Incentive Stock Option

(A)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

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(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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7. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, if any, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 250,000 Shares of Restricted Stock.  Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability.  Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions.  Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals will be set by the Administrator on or before the Determination Date.  In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

8. Restricted Stock Units.

(a) Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units under the Plan, it

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will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine.

(c) Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals will be set by the Administrator on or before the Determination Date.  In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms.  The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion.  Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

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(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.  The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers.  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals will be set by the Administrator on or before the Determination Date.  In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it

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from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).
11. Performance-Based Compensation Under Code Section 162(m).

(a) General.  If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals.  The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”).  Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index.  The Performance Goals may differ from Participant to Participant and from Award to Award.  Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures.  To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period.  Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.  A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Outside Director Limitations. Awards. The Administrator will have complete discretion in determining the number of Awards granted to each Outside Director.

13. Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the

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Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 of the Plan.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.  In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing.  In taking any of the actions permitted under this Section 15(c), the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or

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property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Outside Director Awards.  With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

16. Tax.

(a) Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld or other greater amount up to the maximum statutory rate under Applicable Laws, as applicable to the Participant, if such other greater amount would not result in adverse financial accounting treatment, as determined by the Company (including in connection with the effectiveness of FASB Accounting Standards Update 2016‑09 amending FASB Accounting Standards Codification Topic 718, Compensation – Stock Compensation),, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Code Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

17. No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will

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they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan.  Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board.  It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23. Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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Appendix B

PULSE BIOSCIENCES, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions.  The Company intends for the Plan to have two components: a Code Section 423 Component (“423 Component”) and a non-Code Section 423 Component (“Non-423 Component”).  The Company’s intention is to have the 423 Component of the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code.  The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.  In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such an option will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company.  Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2. Definitions.
(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b) “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(d) “Board” means the Board of Directors of the Company.
(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets

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by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.
(h) “Common Stock” means the common stock of the Company.
(i) “Company” means Pulse Biosciences, Inc., a Nevada corporation, or any successor thereto.

(j) “Compensation” means an Eligible Employee’s base straight time gross earnings, but exclusive of payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation.  The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(k) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(l) “Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.  For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(m) “Director” means a member of the Board.

(n) “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering or for Eligible Employees participating in the Non-423 Component.  For

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purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws.  Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.  The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423‑2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Employees are participating in that Offering.  Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423‑2(e)(2)(ii).

(o) “Employer” means the employer of the applicable Eligible Employee(s).
(p) “Enrollment Date” means the first Trading Day of each Offering Period.
(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(r) “Exercise Date” means the first Trading Day on or after March 1 and September 1 of each Purchase Period.  The first Exercise Date under the Plan will be the first Trading Day on or after March 1, 2018.  The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) when the Exercise Date will occur during an Offering Period.

(s) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator; or

(iv) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock (the “Registration Statement”).

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(t) “Fiscal Year” means the fiscal year of the Company.
(u) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(v) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4.  For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering.  To the extent permitted by U.S. Treasury Regulation Section 1.423‑2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423‑2(a)(2) and (a)(3).

(w) “Offering Periods”  means the periods of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after March 1 and September 1 of each year and terminating on the first Trading Day on or after March 1 and September 1, approximately twelve (12) months later; provided, however, that the first Offering Period under the Plan will commence June 1, 2017 and will end on the first Trading Day on or after September 1, 2018, and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after September 1, 2017.  The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(y) “Participant” means an Eligible Employee that participates in the Plan.
(z) “Plan” means this Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan.

(aa) “Purchase Period” means the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date.

(bb) “Purchase Price”  means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower;  provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20.

(cc) “Registration Date”  means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ee) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(ff) “U.S. Treasury Regulations” means the Treasury regulations of the Code.  Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3. Eligibility.
(a) Offering Period. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.

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(b) Non-U.S. Employees.  Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.  In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employees is not advisable or practicable.

(c) Limitations.  Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4. Offering Periods.  The Plan will be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after March 1 and September 1 each year, or on such other date as the Administrator will determine; provided, however, that the first Offering Period under the Plan will commence June 1, 2017 and will end on the first Trading Day on or after September 1, 2018, and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after September 1, 2017. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.

5. Participation.  An Eligible Employee may participate in the Plan pursuant to Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit A), or (ii) following an electronic or other enrollment procedure determined by the Administrator.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation, which he or she receives on each pay day during the Offering Period (for illustrative purposes, should a pay day occur on an Exercise Date, a Participant will have any payroll deductions made on such day applied to his or her account under the then-current Purchase Period or Offering Period).  The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period.  A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

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(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages only.  A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided in Section 10.  Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may elect to reduce the rate of his or her Contributions once during an Offering Period.

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period.  Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code or (iii) for Participants participating in the Non-423 Component.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs).  At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423‑2(f).

7. Grant of Option.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 25,000 shares of Common Stock (subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13.  The Eligible Employee may accept the grant of such option (i) with respect to the first Offering Period by submitting a properly completed subscription agreement in accordance with the requirements of Section 5 on or before the last day of the Enrollment Window, and (ii) with respect to any subsequent Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5.  The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period of an Offering Period.  Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10.  The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account.  No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be

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retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10.  Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant.  During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20.  The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery.  As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator.  The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer.  The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.  No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator.  All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period.  If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated.  A Participant whose employment transfers

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between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code.

12. Interest.  No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423‑2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 250,000 of shares of Common Stock outstanding, plus the number of shares of Common Stock to be added to the Plan pursuant to the next sentence.  The number of shares of Common Stock will be increased on the first day of each Fiscal Year beginning with the 2018 Fiscal Year equal to the least of (i) 450,000 shares of Common Stock, (ii) one and one half percent (1.5%) of the outstanding shares of Common Stock on the last day of the immediately preceding Fiscal Year, or (iii) an amount determined by the Administrator prior to the last day of the preceding Fiscal Year.

(b) Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14. Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws.  The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan).  Unless otherwise determined by the Administrator, the Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component.  Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements.  The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423‑2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S.  Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

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15. Designation of Beneficiary.

(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash.  In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.  Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423‑2(f).

16. Transferability.  Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds.  The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party.  Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.

18. Reports.  Individual accounts will be maintained for each Participant in the Plan.  Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19.	Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a) Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate

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immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator.  The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation.  The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control.  In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end.  The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control.  The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason.  If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19).  If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

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(v) reducing the maximum number of Shares a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21. Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares.  Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Code Section 409A.  The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A.  In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A.  Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto.  The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24. Term of Plan.  The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 20.

25. Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Automatic Transfer to Low Price Offering Period.  Unless the Administrator, in its sole discretion, chooses otherwise prior to an Enrollment Date, and to the extent permitted by Applicable Laws, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period automatically will be withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof and the preceding Offering Period will terminate.

27. Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

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28. No Right to Employment.  Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable.  Furthermore, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

29. Severability.  If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

30. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

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EXHIBIT A

PULSE BIOSCIENCES, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

_____ Original Application                                                          Offering Date: _______________________

_____ Change in Payroll Deduction Rate

1. ____________________ hereby elects to participate in the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 20%) during the Offering Period in accordance with the Plan.  (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan.  I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.

4. I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5. Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of _____________ (Eligible Employee or Eligible Employee and Spouse only).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price that I paid for the shares.  I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.  The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.  If I dispose of such shares at any time after the expiration of the two (2) year and one (1) year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period.  The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Employee:

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Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee

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EXHIBIT B

PULSE BIOSCIENCES, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the Pulse Biosciences, Inc. 2017 Employee Stock Purchase Plan that began on ____________, ______ (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period.  He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period.  The undersigned understands and agrees that his or her option for such Offering Period will be terminated automatically.  The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:
___________________________
___________________________
___________________________
Signature:
___________________________
Date:_______________________

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